EXHIBIT 10.1

Execution Version

THIRD Amendment to Credit Agreement

This THIRD Amendment to Credit Agreement (this “Third Amendment”), dated as of August 11, 2026, is among HALLADOR ENERGY COMPANY, a Colorado corporation (“Borrower”), TEXAS CAPITAL BANK, as administrative agent for the Lenders party to the Existing Credit Agreement referred to below (in such capacity, the “Administrative Agent”), and the Lenders party hereto.

RECITALS

A.The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of March 5, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; and the Existing Credit Agreement as amended by this Third Amendment, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.The parties hereto are entering into this Third Amendment to amend the Existing Credit Agreement as set forth in Section 2 hereof effective as of the Third Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Third Amendment, shall have the meaning ascribed to such term in the Credit Agreement.  Unless otherwise indicated, all section references in this Third Amendment refer to the Existing Credit Agreement.
Section 2.Amendment to the Existing Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Existing Credit Agreement shall be amended effective as of the Third Amendment Effective Date in the manner provided in Section 2.1.
2.1Amendment to EBITDA definition. The definition of “EBITDA” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“EBITDA” means, for Borrower for any Test Period, an amount, determined on a consolidated basis for Borrower and its Restricted Subsidiaries, equal to (a) Net Income plus (b) without duplication, the sum of the following to the extent deducted in the calculation of Net Income: (i) interest expense; (ii) income Taxes; (iii) depreciation; (iv) depletion; (v) amortization; (vi) unusual and non-recurring losses determined in accordance with GAAP; (vii) other non-recurring expenses reducing such Net Income which do not represent a cash item in such Test Period or any future period; (viii) losses on the sale of assets (other than inventory in the ordinary course of business) or resulting from the termination of hedging

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transactions; (ix) reasonable cash transaction costs and expenses incurred in connection with the Transactions and the administration (including in connection with any waiver, amendment, supplementation or other modification of the Loan Documents) of the Loans in an amount not to exceed 15% of EBITDA (prior to giving effect to such add-back) in the aggregate during any Test Period; and (x) payments received by the Borrower or any Restricted Subsidiary in respect of any power purchase agreement exclusivity agreements during the fiscal quarter ended June 30, 2026 in an aggregate amount not to exceed $10,000,000, minus (c) without duplication, the sum of the following to the extent included in the calculation of Net Income:  (i) income Tax credits; (ii) extraordinary gains determined in accordance with GAAP; (iii) gains on the sale of assets (other than inventory in the ordinary course of business) or resulting from the termination of hedging transactions; (iv) all non-cash items increasing Net Income, excluding non-cash items under any Prepaid Forward Power Sales Contract; and (v) any cash payments made during such period in respect of non-cash charges described in clause (b)(vii) taken in a prior period.  For purposes of calculating EBITDA for any Test Period, if during such Test Period any Loan Party shall have consummated a Material Acquisition or a Material Disposition, EBITDA for such Test Period shall be calculated after giving pro forma effect thereto as if such Material Acquisition or Material Disposition, as the case may be, occurred on the first day of such Test Period; provided that all such pro forma calculations shall be reasonably satisfactory to the Administrative Agent.

Section 3.Conditions Precedent. This Third Amendment shall become effective on the date (the “Third Amendment Effective Date”) that the Administrative Agent shall have received executed counterparts of this Third Amendment from the Borrower, the Administrative Agent and the Required Lenders.
Section 4.Miscellaneous.
4.1Confirmation and Effect.  The provisions of the Existing Credit Agreement (as modified by this Third Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Third Amendment.  Each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Existing Credit Agreement as modified hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Existing Credit Agreement as modified hereby.
4.2Ratification and Affirmation of Loan Parties.  The Borrower hereby expressly (i) acknowledges the terms of this Third Amendment, (ii) ratifies and affirms the obligations of each Loan Party under the Loan Documents to which it is a party, (iii) acknowledges, renews and extends each Loan Party’s continued liability under the Loan Documents to which it is a party, (iv) represents and warrants to the Administrative Agent and the Lenders that each representation and warranty of any Loan Party contained in Article V of the Credit Agreement and/or the other Loan Documents to which it is a party is true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, (v) represents and warrants to the Administrative Agent and the Lenders that the execution, delivery and performance by the Borrower of this Third Amendment are within its corporate powers, have been duly authorized by all necessary action and that this Third Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by Debtor Relief Laws and general principles of equity, and (vi) represents and warrants to the Administrative Agent and the Lenders that, immediately before and immediately after giving effect to this Third Amendment, no Default or Event of Default exists.
4.3Counterparts.  This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Third Amendment by signing any such counterpart.  Delivery of an executed counterpart of this Third Amendment by telecopy, emailed pdf., tif. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Third Amendment.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Third Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
4.4NOTICE OF FINAL AGREEMENT.  THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
4.5GOVERNING LAW.  THIS THIRD AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS THIRD AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO APPLICABLE RULES OF CONFLICTS OF LAWS).
4.6Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent in accordance with Section 11.1(a) of the Existing Credit Agreement.
4.7Severability.  Any provision of this Third Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Third Amendment and the effect thereof shall be confined to the provision held to be invalid or illegal.  Furthermore, the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.
4.8Successors and Assigns.  This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, subject to Section 11.8 of the Credit Agreement.
4.9Loan Document.  For the avoidance of doubt, this Third Amendment is a Loan Document.

[Signature Pages Follow.]

The parties hereto have caused this Third Amendment to be duly executed as of the day and year first written above.

BORROWER:

HALLADOR ENERGY COMPANY

By:/s/TODD E. TELESZ
Name: Todd E. Telesz
Title: Executive Vice President, Chief Financial

Officer and Treasurer

[Signature Page to Third Amendment to Credit Agreement – Hallador Energy Company]

ADMINISTRATIVE AGENT SWINGLINE LENDER, L/C ISSUER AND LENDERS:

TEXAS CAPITAL BANK,

as Administrative Agent, Swingline Lender,

L/C Issuer and a Lender

By:  /s/DAN LIDDLE

Name:   Dan Liddle

Title:   Managing Director

[Signature Page to third Amendment to Credit Agreement – Hallador Energy Company]

OLD NATIONAL BANK,

as L/C Issuer and a Lender

By:/s/JENNIFER GILBERT
Name: Jennifer Gilbert
Title: Senior Vice President

[Signature Page to third Amendment to Credit Agreement – Hallador Energy Company]

FIRST FINANCIAL BANK, N.A.,

as a Lender

By: /s/DAN LAUGHNER
Name: Dan Laughner
Title: Senior Commercial Banking Executive

[Signature Page to third Amendment to Credit Agreement – Hallador Energy Company]

WaFd BANK,

as a Lender

By:/s/KRISTINA NASH
Name: Kristina Nash
Title: AVP, Relationship Manager

[Signature Page to third Amendment to Credit Agreement – Hallador Energy Company]